                                                                EXHIBIT 99.1


                    OFFICE OF THE U.S. TRUSTEE  --  REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                          FOR THE MONTH OF APRIL 1997

DEBTOR NAME:  FRUEHAUF TRAILER CORPORATION
CASE NUMBER:  96-1563 (PJW)


This monthly report is unaudited and prepared by the management of Debtors. While the management of the Debtors has made every effort to make the report accurate and complete based on the information that was available as of the preparation of the report, receipt of additional information after filing the report may result in material changes to the financial and operational data contained in the report. With respect to the financial statements in particular, it should be noted that the Debtor has not completed as of the date of preparation of the report a detailed inventory valuation in accordance with the last-in, first out ("LIFO") method of accounting, which is the Debtor's method of accounting for inventories. As such, the accompanying financial statements do not include any adjustment that would result from the completion of the LIFO computation.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                           For the month of April 1997



Debtor Name:            Fruehauf Trailer Corporation

Case Number:            96-1563 (PJW)

--------------------------------------------------------------------------------


        Explanation                            Document    Previously    Explanation
    Required Documents                         Attached     Submitted      Attached
    ------------------                         --------     ---------      --------

Condensed Statement of Operations                                              X

Condensed Balance Sheet                                                        X

Statement of Cash Receipts and Disbursements                                   X

Statement of Aged Receivables                                                  X

Statement of Aged Payables                                                     X

Statement of Operations, Taxes, Insurance and     X
Personnel

Tax Receipts                                      X

Other Documentation as required by the Trustee    X


The undersigned individual certifies under penalty of perjury (28 U.S.C. section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.



By: /s/ James Wong                        Date: 6-11-97
    ---------------------------------           --------------------------
    James Wong
    Chief Financial Officer

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                        CONDENSED STATEMENT OF OPERATIONS
                           For the month of April 1997


Debtor Name:            Fruehauf Trailer Corporation

Case Number:            96-1563 (PJW)

--------------------------------------------------------------------------------

On April 16, 1997, Fruehauf Trailer Corporation completed the sale of all of its domestic operations. In conjunction with this sale, the number of the debtors employees was reduced from 1,185 to 5. None of these five were employed prior to the sale. The historical records, including accounting records, were among the assets sold and accordingly, are no longer in the possession of the debtor. Therefore, without such historical records and institutional memory, it is not possible to prepare accurate or meaningful financial statements and consequently the monthly operating report as required by the code. As of June 1, 1997, the accounting records and management of the remaining assets were transferred from Indianapolis to California. Fruehauf anticipates to begin accurate and meaningful financial statements commencing with the June 1997 financial statement.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
                           For the month of April 1997


Debtor Name:            Fruehauf Trailer Corporation

Case Number:            96-1563 (PJW)

--------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES

See Tax Receipts.


PAYMENTS TO INSIDERS

   PAYEE NAME             POSITION                 NATURE OF PAYMENT          AMOUNT
   ----------             --------                 -----------------          ------

Chriss Street         Chairman and CEO         Travel and Other Expenses      13,269

Derek L. Nagle        President                Wages (A)                      19,231

Geraldine Tigner      V-P Human Resources      Wages (A)                      25,346

Gregory Fehr          V-P Controller           Wages (A)                      10,577

Kenneth Minor         V-P Treasurer            Wages (A)                      16,077

Worth Frederick       Director                 Wages                           6,804

James Wong            CFO, Treasurer           Wages (A)                       6,942

James Wong            CFO, Treasurer           Travel and Other Expenses      11,179

Courtney Watson       Corporate Secretary      Wages (A)                       3,288

Courtney Watson       Corporate Secretary      Travel and Other Expenses       2,076

(A) Represents cash paid during the month of April for payroll and payroll related expenses.

(A) Jones, Day, Reavis & Pogue received a retainer in the amount of $150,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.
(B) Morris, Nichols, Arsht & Tunnel received a retainer in the amount of $25,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.
(C) Price Waterhouse LLP received a retainer in the amount of $75,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.
(D) O'Melveny & Meyers LLP and Richards, Layton & Finger did not submit a formal retention application. Rather, the requirement to pay their fees is set forth in the terms of the debtor-in-possession lending facility with Madeleine LLC.
(E) Policano & Manzo LLP did not submit a formal retention application. Rather, the requirement to pay their fees is set forth in the terms of the debtor-in-possession lending facility with Madeleine LLC.
(F) The formal order regarding the retention of Saul, Ewing, Remick & Saul and Ernst & Young LLP by the Official Creditors' Committee had not been entered in the court docket as of the date of this submission. The date of the court approval will be included once the order is entered in the court docket.
(G) The Alvarez & Marsal, Inc. engagement letter required a retainer in the amount of $125,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.


ADEQUATE PROTECTION PAYMENTS

There was no payment made during April. The policy was canceled and a new policy issued with a payment due in May.



INSURANCE

There was no change in insurance during the reporting period.



PERSONNEL

Fruehauf Trailer Corporation's number of employees at April 30, 1997, totaled 5 as compared to 1,185 at March 31, 1997.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                  TAX RECEIPTS
                           For the month of April 1997


Debtor Name:            Fruehauf Trailer Corporation

Case Number:            96-1563 (PJW)

--------------------------------------------------------------------------------

FEDERAL, STATE AND LOCAL INCOME TAXES

The Company believes that it experienced a net operating loss for the year ended December 31, 1996. As such, the Debtor believes that no estimated federal, state or local income tax payments for 1996 are due.

FEDERAL EXCISE TAXES

As a retailer of new trailers, the Debtor is obligated to remit federal excise taxes to the U.S. government. In lieu of tax receipts, the undersigned hereby represents that to the best of my knowledge, Fruehauf Trailer Corporation is current on all postpetition federal excise taxes.




/s/ James Wong
---------------------------------
James Wong
Chief Financial Officer



STATE AND LOCAL SALES TAXES

As a retailer of new trailers, the Debtor is obligated to remit sales taxes to the various state and local taxing authorities. In lieu of tax, receipts, the undersigned hereby represents that to the best of my knowledge, Fruehauf Trailer Corporation is current on all postpetition state and local sales taxes.




/s/ James Wong
---------------------------------
James Wong
Chief Financial Officer

PAYROLL WITHHOLDING AND OTHER TAXES

Fruehauf Trailer Corporation utilizes the services of Automated Data Processing, Inc. ("ADP") for payroll processing, including payroll tax services. Each payroll, the Debtor is required to deposit all federal, state and local payroll withholding taxes with ADP on the date of the payroll irrespective of the actual due date for the taxes. ADP has informed the Debtor that they are not able to provide tax receipts to the Debtor. In lieu of tax receipts, the undersigned represents that to the best of my knowledge, including knowledge as to the usual practices of ADP with respect to remittance of payroll withholding taxes, Fruehauf Trailer Corporation is current on all postpetition federal, state and local withholding and other taxes.




/s/ James Wong
---------------------------------
James Wong
Chief Financial Officer



REAL AND PERSONAL PROPERTY TAXES

The Debtor has conducted an exhaustive evaluation of real and personal property taxes as to the propriety of taxes being prepetition or postpetition and preparing a calendar for payment of what is determined to postpetition taxes. While the undersigned is currently not aware of any postpetition real and personal property taxes past due, the undersigned is not aware of delinquent postpetition real and personal property taxes,


/s/ James Wong
---------------------------------
James Wong
Chief Financial Officer

                             U.S. TRUSTEE - REGION 3
                 OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
                           For the month of April 1997


Debtor Name:            Fruehauf Trailer Corporation

Case Number:            96-1563 (PJW)

--------------------------------------------------------------------------------

QUESTIONNAIRE                                                                   YES       NO
-------------                                                                   ---       --


1.   Have any assets been sold or transferred outside the normal course of      X(1)
business this reporting period?

2.   Have any funds been disbursed from any account other than a debtor in                X(2)
possession account?

3.   Are any postpetition receivables (accounts, notes or loans) due from       X(3)
related parties?

4.   Have any payments been made on prepetition liabilities this reporting      X(4)
period?

5.   Have any postpetition loans been received by the debtor from any party?              X(5)

6.   Are any postpetition payroll taxes due?                                              X(6)

7.   Are any postpetition state or federal income taxes past due?                         X(6)

8.   Are any postpetition real estate taxes due?                                          X(6)

9.   Are any other postpetition taxes due?                                                X(6)

10.  Are any amounts owed to postpetition creditors past due?                             X

11.  Have any prepetition taxes been paid during the reporting period?                    X

12.  Are any wage payments past due?                                                      X

(1) Fruehauf Trailer Corporation completed the sale of all of its domestic operations on July 16, 1997.

(2) Pursuant to the Motion and Order of Debtors and Debtors in Possession for an Order (A) Approving Centralized Cash Management System, Use of Existing Bank Accounts and Business Forms and (B) According Priority Status To All Postpetition Intercompany Claims, the Debtors were authorized to continue to maintain the Prepetition Bank Accounts, as they may be modified pursuant to the terms of the DIP Agreement.

(3) Retiree health care benefits are paid centrally at the Fruehauf Trailer Corporation home office level. Such retiree health care benefits include retiree health care benefits relating to Jacksonville Shipyards, Inc. and Maryland Shipbuilding & Drydock Company. Fruehauf Trailer Corporation accounts for the payment of retiree health care benefits on behalf of Jacksonville Shipyards, Inc. and Maryland Shipbuilding & Drydock Company as intercompany advances.

(4) Pursuant to the Motion and Order of Debtors and Debtors in Possession for an Order Authorizing Them to (A) Pay Prepetition Employee Wages, Salaries and Related Item; (B) Reimbursable Prepetition Business Expenses; (C) Make Payments For Which Payroll Deductions Were Made; (D) Make Prepetition Contributions and Pay Benefits Under Employee Benefit Plans; and (E) Pay All Costs and Expenses Incident to the Foregoing Payments and Contributions and pursuant to the Motion and Order of Debtors and Debtors in Possession Authorizing Them to Honor Certain Prepetition Obligations to Customers, the Debtor has paid certain prepetition employee compensation liabilities and the Debtor has continued to honor, at its sole discretion, prepetition obligations to customers, including the provision of warranty service.

(5) The Debtor, together with its affiliated debtors, entered into a debtor-in-possession lending facility with Madeleine, LLC, and affiliate of Cerberus Partners LP. In connection with the sale of the operating assets this DIP lending facility was repaid and a new facility was established with the Bank of America as of April 16, 1997.

(6)  See detailed discussion of tax status under Tax Receipts.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                           For the month of April 1997


Debtor Name:            Maryland Shipbuilding & Drydock Company

Case Number:            96-1564 (PJW)

--------------------------------------------------------------------------------


        Explanation                            Document    Previously    Explanation
    Required Documents                         Attached     Submitted      Attached
    ------------------                         --------     ---------      --------

Condensed Statement of Operations                 X

Condensed Balance Sheet                           X

Statement of Cash Receipts and Disbursements      X

Statement of Aged Receivables                     X

Statement of Aged Payables                        X

Statement of Operations, Taxes, Insurance and     X
Personnel

Tax Receipts                                      X

Other Documentation as required by the Trustee    X


The undersigned individual certifies under penalty of perjury (28 U.S.C. section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.



By: /s/ James Wong                        Date: 6-11-97
    ---------------------------------           --------------------------
    James Wong
    Chief Financial Officer

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                        CONDENSED STATEMENT OF OPERATIONS
                           For the month of April 1997



Debtor Name:            Maryland Shipbuilding & Drydock Company

Case Number:            96-1564 (PJW)

--------------------------------------------------------------------------------

See Statement of Operations for reporting period attached.

MARYLAND SHIPBUILDING & DRYDOCK COMPANY
CONDENSED STATEMENT OF OPERATIONS
(in thousands)
(Unaudited)

                                                           Month              Month              Month
                                                           Ended              Ended              Ended
                                                          4/30/97            3/31/97            2/28/97
                                                        -----------        -----------        -----------

Sales                                                           $0                 $0                 $0

Cost of Goods Sold                                               0                  0                  0
                                                        -----------        -----------        -----------

     Gross Margin                                                0                  0                  0

Engineering, selling and administrative expenses                 0                  0                  0
                                                        -----------        -----------        -----------

     Income (loss) from operations                               0                  0                  0

Interest Expense                                                 0                  0                  0
Other                                                          (42)               (42)               (42)
                                                        -----------        -----------        -----------

     Income (loss) before reorganization items                 (42)               (42)               (42)

Reorganization Items:
     Professional and Other Fees of Bankruptcy                   0                  0                  0
     Gain (loss) on disposition of assets                        0                  0                  0
                                                        -----------        -----------        -----------

     Total reorganization items                                  0                  0                  0

     Income (loss) before income taxes                         (42)               (42)               (42)

Provision for income taxes                                       0                  0                  0
                                                        -----------        -----------        -----------

     Net Income (loss) before Extraordinary Item              ($42)              ($42)              ($42)
                                                        ===========        ===========        ===========

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED BALANCE SHEET
                           For the month of April 1997


Debtor Name:            Maryland Shipbuilding & Drydock Company

Case Number:            96-1564 (PJW)

--------------------------------------------------------------------------------

To the best of management's knowledge at the time of the preparation of this report, there has been no material changes in the financial activity to Jacksonville Shipyards, Inc. Due to the lack of accounting data and any information to the contrary, the attached balance sheet reflects similar balances to that of the pervious month.

 MARYLAND SHIPBUILDING & DRYDOCK COMPANY
 CONDENSED STATEMENT OF OPERATIONS
 (in thousands)
 (Unaudited)


                ASSETS                                   4/30/97       3/31/97       2/28/97
------------------------------------------              ---------     ---------     ---------

Current Assets
     Cash                                                    $10           $10           $10
     Intercompany Accounts Receivable                     22,277        22,319        22,362
     Other Current Assets                                      -             -             -
                                                        ---------     ---------     ---------
        Total Current Assets                              22,287        22,329        22,372


Other Assets                                                 262           262           261
                                                        ---------     ---------     ---------

     Total Assets                                        $22,549       $22,591       $22,633
                                                        =========     =========     =========

    LIABILITIES & STOCKHOLDERS' DEFICIT
------------------------------------------

 Not Subject to Compromise:

     Postpetition Intercompany Advance                      $438          $438          $438
     Other liabilities                                         0             0             0
                                                        ---------     ---------     ---------
        Total Not Subject to Compromise                      438           438           438

Subject to Compromise:

     Other liabilities                                    13,545        13,545        13,544
                                                        ---------     ---------     ---------
        Total Subject to Compromise                       13,545        13,545        13,544

Stockholders' Deficit                                      8,566         8,608         8,651
                                                        ---------     ---------     ---------

        Total Liabilities and Stockholders' Equity       $22,549       $22,591       $22,633
                                                        =========     =========     =========

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                           For the month of April 1997


Debtor Name:            Maryland Shipbuilding & Drydock Company

Case Number:            96-1564 (PJW)

--------------------------------------------------------------------------------

CASH RECEIPTS

None.



CASH DISBURSEMENTS

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                          STATEMENT OF AGED RECEIVABLES
                           For the month of April 1997


Debtor Name:            Maryland Shipbuilding & Drydock Company

Case Number:            96-1564 (PJW)

--------------------------------------------------------------------------------

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                           STATEMENT OF AGED PAYABLES
                           For the month of April 1997


Debtor Name:            Maryland Shipbuilding & Drydock Company

Case Number:            96-1564 (PJW)

--------------------------------------------------------------------------------

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
                           For the month of April 1997


Debtor Name:            Maryland Shipbuilding & Drydock Company

Case Number:            96-1564 (PJW)

--------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES

See Tax Receipts.


PAYMENTS TO INSIDERS

None.


PAYMENTS TO PROFESSIONALS

None.


ADEQUATE PROTECTION PAYMENTS

None.


INSURANCE

Not Applicable.


PERSONNEL

Maryland Shipbuilding & Drydock Company had no employees at the beginning and end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                  TAX RECEIPTS
                           For the month of April 1997


Debtor Name:            Maryland Shipbuilding & Drydock Company

Case Number:            96-1564 (PJW)

--------------------------------------------------------------------------------

Not applicable.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                 OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
                           For the month of April 1997


Debtor Name:            Maryland Shipbuilding & Drydock Company

Case Number:            96-1564 (PJW)

------------------------------------------------------------------------------

QUESTIONAIRE                                                                    YES       NO
------------                                                                    ---       --


1.   Have any assets been sold or transferred outside the normal course of                X
business this reporting period?

2.   Have any funds been disbursed from any account other than a debtor in                X
possession account?

3.   Are any postpetition receivables (accounts, notes or loans) due from                 X(1)
related parties?

4.   Have any payments been made on prepetition liabilities this reporting                X
period?

5.   Have any postpetition loans been received by the debtor from any party?              X

6.   Are any postpetition payroll taxes due?                                              X

7.   Are any postpetition state or federal income taxes past due?                         X

8.   Are any postpetition real estate taxes due?                                          X

9.   Are any other postpetition taxes due?                                                X

10.  Are any amounts owed to postpetition creditors past due?                             X

11.  Have any prepetition taxes been paid during the reporting period?                    X

12.  Are any wage payments past due?                                                      X

(1) Pursuant to the Motion and Order of Debtors and Debtors in Possession for an Order (A) Approving Centralized Cash Management System, Use of Existing Bank Accounts and Business Forms and (B) According Priority Status To All Postpetition Intercompany Claims, the Debtors were authorized to continue to maintain the Prepetition Bank Accounts, as they may be modified pursuant to the terms of the DIP Agreement.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                           For the month of April 1997



Debtor Name:            Jacksonville Shipyards, Inc.

Case Number:            96-1565 (PJW)

--------------------------------------------------------------------------------


        Explanation                            Document    Previously    Explanation
    Required Documents                         Attached     Submitted      Attached
    ------------------                         --------     ---------      --------

Condensed Statement of Operations                 X

Condensed Balance Sheet                           X

Statement of Cash Receipts and Disbursements      X

Statement of Aged Receivables                     X

Statement of Aged Payables                        X

Statement of Operations, Taxes, Insurance and     X
Personnel

Tax Receipts                                      X

Other Documentation as required by the Trustee    X


The undersigned individual certifies under penalty of perjury (28 U.S.C. section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.



By: /s/ James Wong                        Date: 6-11-97
    ---------------------------------           --------------------------
    James Wong
    Chief Financial Officer

                     OFFICE OF THE U.S. TRUSTEE - REGION 3
                       CONDENSED STATEMENT OF OPERATIONS
                          For the month of April 1997

Debtor name:    Jacksonville Shipyards, Inc.

Case Number:    96-1565(PJW)

--------------------------------------------------------------------------------

See Statement of Operations for reporting period attached.

PAYMENTS TO PROFESSIONALS

                                        DATE OF
                                         COURT          INVOICES        INVOICES        BALANCE
NAME AND RELATIONSIHP                   APPROVAL        RECEIVED          PAID            DUE
---------------------                   --------        --------        --------        -------
DEBTOR'S COUNSEL
Jones, Day, Reavis & Pogue                              380,926         312,796         380,926
Morris, Nichols, Arsht & Tunnel                          35,271               0          35,270
Carson & Fisher                                               0           3,233          26,894

DEBTOR'S ACCOUNTANTS
Price Waterhouse LLP                                     94,664               0          94,664

MADELEINE LLC COUNCIL
O'Melveny & Meyers LLP                                   60,000               0          60,000
Richards, Layton & Finger                                     0               0               0

MADELEINE LLC ADVISOR
Policano & Manzo LLC                                          0               0               0

CREDITORS' COMMITTEE COUNSEL
Stroock, Stroock & Lavan                                 27,411               0          27,411
Saul, Ewing, Remick & Saul                                5,702               0           5,702

CREDITORS' COMMITTEE ADVISORS
Ernst & Young LLP                                         5,702               0           5,678

BONDHOLDERS' COMMITTEE COUNSEL
Haynes & Boone                                          121,110               0         121,110
Young, Conaway, Stargatt & Taylor

INDENTURE TRUSTEE & COUNSEL
IBJ Schroder Bank & Trust/
Hughes, Hubbard & Reed                                                        0          22,189

OTHER
Alvarez and Marsal, Inc.                                      0               0               0
Logan & Company, Inc.                                         0               0               0
ATC Group Services                                        6,298               0           6,298
Walsh & Monzack                                           2,986               0           2,986

JACKSONVILLE SHIPYARDS, INC.
CONDENSED STATEMENT OF OPERATIONS
(In thousands)
(Unaudited)

                                                           Month              Month              Month
                                                           Ended              Ended              Ended
                                                          4/30/97            3/31/97            2/28/97
                                                        -----------        -----------        -----------

Sales                                                           $0                 $0                 $0

Cost of Goods Sold                                               0                  0                  0
                                                        -----------        -----------        -----------

     Gross Margin                                                0                  0                  0

Engineering, selling and administrative expenses                 0                  0                  0
                                                        -----------        -----------        -----------

     Income (loss) from operations                               0                  0                  0

Interest Expense                                                 0                  0                  0
Other                                                            0                  0                 (1)
                                                        -----------        -----------        -----------

     Income (loss) before reorganization items                   0                  0                 (1)

Reorganization Items:
     Professional and Other Fees of Bankruptcy                   0                  0                  0
     Gain (loss) on disposition of assets                        0                  0                  0
                                                        -----------        -----------        -----------

     Total reorganization items                                  0                  0                  0

     Income (loss) before income taxes                           0                  0                  0

Provision for income taxes                                       0                  0                  0
                                                        -----------        -----------        -----------

     Net Income (loss) before Extraordinary Item               ($0)               ($0)               ($1)
                                                        ===========        ===========        ===========

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED BALANCE SHEET
                           For the month of April 1997


Debtor Name:            Jacksonville Shipyards, Inc.

Case Number:            96-1565 (PJW)

--------------------------------------------------------------------------------

To the best of management's knowledge at the time of the preparation of this report, there has been no material changes in the financial activity to Jacksonville Shipyards, Inc. Due to the lack of accounting data and any information to the contrary, the attached balance sheet reflects similar balances to that of the pervious month.

JACKSONVILLE SHIPYARDS, INC.
BALANCE SHEET
(In thousands)
(Unaudited)


                ASSETS                                   4/30/97       3/31/97       2/28/97
------------------------------------------              ---------     ---------     ---------
Current Assets
     Cash                                                    $73           $73           $73
     Intercompany Accounts Receivable                     21,790        21,790        21,768
     Trade Accounts Receivable                                26            26            27
     Other Current Assets                                      0             0             0
                                                        ---------     ---------     ---------
        Total Current Assets                              21,889        21,889        21,868

Prepaid Pension Costs                                      4,421         4,421         4,421
Workers Compensation Deposit                               3,809         3,809         3,906
Other Assents and Deferred Charges                         2,140         2,140         2,140
Assets Held for Sale                                         206           206           206

                                                        ---------     ---------     ---------
     Total Assets                                        $32,465       $32,465       $32,541
                                                        =========     =========     =========


    LIABILITIES & STOCKHOLDERS' DEFICIT
------------------------------------------


Not Subject to Compromise:

     Accounts Payable                                         $0            $0            $0
     Postpetition Intercompany Payable                     3,688         3,688         3,679
     Other liabilities                                       230           230           230
                                                        ---------     ---------     ---------
        Total Not Subject to Compromise                    3,918         3,918         3,909

Subject to Compromise:

     Accounts Payable                                        394           394           394
     Other liabilities                                    17,504        17,504        17,589
                                                        ---------     ---------     ---------
        Total Subject to Compromise                       17,898        17,898        17,983

Stockholders' Deficit                                     10,649        10,649        10,649
                                                        ---------     ---------     ---------

     Total Liabilities and Stockholders' Deficit         $32,465       $32,465       $32,541
                                                        =========     =========     =========

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                           For the month of April 1997


Debtor Name:            Jacksonville Shipyards, Inc.

Case Number:            96-1565 (PJW)

--------------------------------------------------------------------------------

CASH RECEIPTS

None.




CASH DISBURSEMENTS

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                           STATEMENT OF AGED PAYABLES
                           For the month of April 1997


Debtor Name:            Jacksonville Shipyards, Inc.

Case Number:            96-1565 (PJW)

--------------------------------------------------------------------------------

Jacksonville Shipyards, Inc. has no postpetition accounts payable as of the end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
                           For the month of April 1997


Debtor Name:            Jacksonville Shipyards, Inc.

Case Number:            96-1565 (PJW)

--------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES

See Tax Receipts.



PAYMENTS TO INSIDERS

None.



PAYMENTS TO PROFESSIONALS

None.



ADEQUATE PROTECTION PAYMENTS

None.



INSURANCE

Not Applicable.



PERSONNEL

Jacksonville Shipyards Inc. had no employees at the beginning and end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                  TAX RECEIPTS
                           For the month of April 1997


Debtor Name:            Jacksonville Shipyards, Inc.

Case Number:            96-1565 (PJW)

--------------------------------------------------------------------------------


None.

                     OFFICE OF THE U.S. TRUSTEE - REGION 3
                 OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
                           For the month of April 1997


Debtor Name:            Jacksonville Shipyards, Inc.

Case Number:            96-1565 (PJW)

-------------------------------------------------------------------------------

QUESTIONAIRE                                                                    YES       NO
------------                                                                    ---       --


1.   Have any assets been sold or transferred outside the normal course of                X
business this reporting period?

2.   Have any funds been disbursed from any account other than a debtor in                X(1)
possession account?

3.   Are any postpetition receivables (accounts, notes or loans) due from       X(2)
related parties?

4.   Have any payments been made on prepetition liabilities this reporting                X
period?

5.   Have any postpetition loans been received by the debtor from any party?              X

6.   Are any postpetition payroll taxes due?                                              X

7.   Are any postpetition state or federal income taxes past due?                         X

8.   Are any postpetition real estate taxes due?                                          X

9.   Are any other postpetition taxes due?                                                X

10.  Are any amounts owed to postpetition creditors past due?                             X

11.  Have any prepetition taxes been paid during the reporting period?                    X

12.  Are any wage payments past due?                                                      X

(1) Pursuant to the Motion and Order of Debtors and Debtors in Possession for an Order (A) Approving Centralized Cash Management System, Use of Existing Bank Accounts and Business Forms and (B) According Priority Status To All Postpetition Intercompany Claims, the Debtors were authorized to continue to maintain the Prepetition Bank Accounts, as they may be modified pursuant to the terms of the DIP Agreement.

(2) Certain letters of credit issued by CoreStates totaling $3,700,000 were drawn in October 1996 and were funded by CoreStates from a cash collateral account. The cash collateral account was funded by the initial draw on the Debtor-in-Possession lending facility. The letters of credit secured certain Jacksonville Shipyards, Inc. and Maryland Shipbuilding & Drydock Company workers compensation liabilities. The resultant workers compensation deposit was initially transferred from the Fruehauf Trailer Corporation accounts to the Jacksonville Shipyards, Inc. account. The surety bond company that was the beneficiary of the letter of credit then funds the workers compensation claims and reimburses itself for claims by drawing on the workers compensation cash deposits. The payment of Maryland Shipbuilding & Drydock Company claims is recorded as a postpetition advance by Jacksonville Shipyards, Inc. to Maryland Shipbuilding & Drydock Company.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                           For the month of April 1997



Debtor Name:            Fruehauf Trailer Corporation

Case Number:            96-1566 (PJW)

--------------------------------------------------------------------------------


        Explanation                            Document    Previously    Explanation
    Required Documents                         Attached     Submitted      Attached
    ------------------                         --------     ---------      --------

Condensed Statement of Operations                 X

Condensed Balance Sheet                           X

Statement of Cash Receipts and Disbursements      X

Statement of Aged Receivables                     X

Statement of Aged Payables                        X

Statement of Operations, Taxes, Insurance and     X
Personnel

Tax Receipts                                      X

Other Documentation as required by the Trustee    X


The undersigned individual certifies under penalty of perjury (28 U.S.C. section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.



By: /s/ James Wong                        Date: 6-11-97
    ---------------------------------           --------------------------
    James Wong
    Chief Financial Officer

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                        CONDENSED STATEMENT OF OPERATIONS
                           For the month of April 1997



Debtor Name:            Fruehauf Corporation

Case Number:            96-1567 (PJW)

--------------------------------------------------------------------------------

Fruehauf Corporation was inoperative during the reporting period.

FRUEHAUF INTERNATIONAL LIMITED
CONDENSED STATEMENT OF OPERATIONS
(in thousands)
(Unaudited)

                                                           Month              Month              Month
                                                           Ended              Ended              Ended
                                                          4/30/97            3/31/97            2/28/97
                                                        -----------        -----------        -----------

Sales                                                           $0                 $0                 $0

Cost of Goods Sold                                               0                  0                  0
                                                        -----------        -----------        -----------

     Gross Margin                                                0                  0                  0

Engineering, selling and administrative expenses                 0                  0                  0
                                                        -----------        -----------        -----------

     Income (loss) from operations                               0                  0                  0

Interest Expense                                                 0                  0                  0
Other                                                          (70)              (157)              (122)
                                                        -----------        -----------        -----------

     Income (loss) before reorganization items                 (70)              (157)              (122)

Reorganization Items:
     Professional and Other Fees of Bankruptcy                   0                  0                  0
     Gain (loss) on disposition of assets                        0                  0                  0
                                                        -----------        -----------        -----------

     Total reorganization items                                  0                  0                  0

     Income (loss) before income taxes                         (70)              (157)              (122)

Provision for income taxes                                       0                  0                  0
                                                        -----------        -----------        -----------

     Net Income (loss) before Extraordinary Item             ($70)             ($157)              ($122)
                                                        ===========        ===========        ===========

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED BALANCE SHEET
                           For the month of April 1997


Debtor Name:            Fruehauf Corporation

Case Number:            96-1567 (PJW)

--------------------------------------------------------------------------------

See balance sheet attached.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED BALANCE SHEET
                           For the month of April 1997



Debtor Name:            The Mercer Co.

Case Number:            96-1569 (PJW)

--------------------------------------------------------------------------------

The Mercer Co. had no assets or liabilities at the beginning and the end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                           For the month of April 1997


Debtor Name:            The Mercer Co.

Case Number:            96-1569 (PJW)

--------------------------------------------------------------------------------

CASH RECEIPTS

None.



CASH DISBURSEMENTS

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                          STATEMENT OF AGED RECEIVABLES
                           For the month of April 1997


Debtor Name:            The Mercer Co.

Case Number:            96-1569 (PJW)

--------------------------------------------------------------------------------


None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                           STATEMENT OF AGED PAYABLES
                           For the month of April 1997



Debtor Name:            The Mercer Co.

Case Number:            96-1569 (PJW)

--------------------------------------------------------------------------------

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
                           For the month of April 1997


Debtor Name:            The Mercer Co.

Case Number:            96-1569 (PJW)

--------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES

See Tax Receipts.



PAYMENTS TO INSIDERS

None.



PAYMENTS TO PROFESSIONALS

None.



ADEQUATE PROTECTION PAYMENTS

None.



INSURANCE

Not Applicable.



PERSONNEL

The Mercer Co. had no employees at the beginning and end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                  TAX RECEIPTS
                           For the month of April 1997



Debtor Name:            The Mercer Co.

Case Number:            96-1569 (PJW)

--------------------------------------------------------------------------------

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                           For the month of April 1997



Debtor Name:            E. L. Devices, Inc.

Case Number:            96-1572 (PJW)


--------------------------------------------------------------------------------


        Explanation                            Document    Previously    Explanation
    Required Documents                         Attached     Submitted      Attached
    ------------------                         --------     ---------      --------

Condensed Statement of Operations                 X

Condensed Balance Sheet                           X

Statement of Cash Receipts and Disbursements      X

Statement of Aged Receivables                     X

Statement of Aged Payables                        X

Statement of Operations, Taxes, Insurance and     X
Personnel

Tax Receipts                                      X

Other Documentation as required by the Trustee    X


The undersigned individual certifies under penalty of perjury (28 U.S.C. section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.



By: /s/ James Wong                        Date: 6-11-97
    ---------------------------------           --------------------------
    James Wong
    Chief Financial Officer

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                        CONDENSED STATEMENT OF OPERATIONS
                           For the month of April 1997



Debtor Name:            E. L. Devices, Inc.

Case Number:            96-1572 (PJW)

--------------------------------------------------------------------------------

E. L. Devices, Inc. was inoperative during the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED BALANCE SHEET
                           For the month of April 1997


Debtor Name:            E. L. Devices, Inc.

Case Number:            96-1572 (PJW)

--------------------------------------------------------------------------------

E. L. Devices, Inc. had no assets or liabilities at the beginning and end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                           For the month of April 1997


Debtor Name:            E. L. Devices, Inc.

Case Number:            96-1572 (PJW)

--------------------------------------------------------------------------------

CASH RECEIPTS

None.



CASH DISBURSEMENTS

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                          STATEMENT OF AGED RECEIVABLES
                           For the month of April 1997


Debtor Name:            E. L. Devices, Inc.

Case Number:            96-1572 (PJW)

--------------------------------------------------------------------------------

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                           STATEMENT OF AGED PAYABLES
                           For the month of April 1997


Debtor Name:            E. L. Devices, Inc.

Case Number:            96-1572 (PJW)

--------------------------------------------------------------------------------

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
                           For the month of April 1997


Debtor Name:            E. L. Devices, Inc.

Case Number:            96-1572 (PJW)

--------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES

See Tax Receipts.



PAYMENTS TO INSIDERS

None.



PAYMENTS TO PROFESSIONALS

None.



ADEQUATE PROTECTION PAYMENTS

None.



INSURANCE

Not Applicable.



PERSONNEL

E. L. Devices, Inc. had no employees at the beginning and end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                  TAX RECEIPTS
                           For the month of April 1997


Debtor Name:            E. L. Devices, Inc.

Case Number:            96-1572 (PJW)

--------------------------------------------------------------------------------

None.

                     OFFICE OF THE U.S. TRUSTEE - REGION 3
                 OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
                           For the month of April 1997


Debtor Name:            E. L. Devices, Inc.

Case Number:            96-1572 (PJW)

--------------------------------------------------------------------------------

QUESTIONAIRE                                                                    YES       NO
------------                                                                    ---       --
1.   Have any assets been sold or transferred outside the normal course of                X
business this reporting period?

2.   Have any funds been disbursed from any account other than a debtor in                X
possession account?

3.   Are any postpetition receivables (accounts, notes or loans) due from                 X
related parties?

4.   Have any payments been made on prepetition liabilities this reporting                X
period?

5.   Have any postpetition loans been received by the debtor from any party?              X

6.   Are any postpetition payroll taxes due?                                              X

7.   Are any postpetition state or federal income taxes past due?                         X

8.   Are any postpetition real estate taxes due?                                          X

9.   Are any other postpetition taxes due?                                                X

10.  Are any amounts owed to postpetition creditors past due?                             X

11.  Have any prepetition taxes been paid during the reporting period?                    X

12.  Are any wage payments past due?                                                      X

                     OFFICE OF THE U.S. TRUSTEE - REGION 3
                 OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
                           For the month of April 1997


Debtor Name:            The Mercer Co.

Case Number:            96-1569 (PJW)

--------------------------------------------------------------------------------

QUESTIONAIRE                                                                    YES       NO
------------                                                                    ---       --
1.   Have any assets been sold or transferred outside the normal course of                X
business this reporting period?

2.   Have any funds been disbursed from any account other than a debtor in                X
possession account?

3.   Are any postpetition receivables (accounts, notes or loans) due from                 X
related parties?

4.   Have any payments been made on prepetition liabilities this reporting                X
period?

5.   Have any postpetition loans been received by the debtor from any party?              X

6.   Are any postpetition payroll taxes due?                                              X

7.   Are any postpetition state or federal income taxes past due?                         X

8.   Are any postpetition real estate taxes due?                                          X

9.   Are any other postpetition taxes due?                                                X

10.  Are any amounts owed to postpetition creditors past due?                             X

11.  Have any prepetition taxes been paid during the reporting period?                    X

12.  Are any wage payments past due?                                                      X

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                           For the month of April 1997



Debtor Name:            Deutsche-Fruehauf Holding Corporation

Case Number:            96-1570 (PJW)


--------------------------------------------------------------------------------



        Explanation                            Document    Previously    Explanation
    Required Documents                         Attached     Submitted      Attached
    ------------------                         --------     ---------      --------

Condensed Statement of Operations                 X

Condensed Balance Sheet                           X

Statement of Cash Receipts and Disbursements      X

Statement of Aged Receivables                     X

Statement of Aged Payables                        X

Statement of Operations, Taxes, Insurance and     X
Personnel

Tax Receipts                                      X

Other Documentation as required by the Trustee    X


The undersigned individual certifies under penalty of perjury (28 U.S.C. section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.



By: /s/ James Wong                        Date: 6-11-97
    ---------------------------------           --------------------------
    James Wong
    Chief Financial Officer

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                        CONDENSED STATEMENT OF OPERATIONS
                           For the month of April 1997


Debtor Name:            Deutsche-Fruehauf Holding Corporation

Case Number:            96-1570 (PJW)

--------------------------------------------------------------------------------

Deutsche-Fruehauf Holding Corporation was inoperative during the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED BALANCE SHEET
                           For the month of April 1997


Debtor Name:            Deutsche-Fruehauf Holding Corporation

Case Number:            96-1570 (PJW)

--------------------------------------------------------------------------------

See balance sheet attached.

DEUTSCHE-FRUEHAUF HOLDING CORPORATION
CONDENSED BALANCE SHEET
(in thousands)
(Unaudited)


                ASSETS                                   4/30/97       3/31/97       2/28/97
------------------------------------------              ---------     ---------     ---------
Current Assets
     Cash                                                     $0            $0            $0
     Investment in Fruehauf Corporation Ohg                2,395         2,395         2,395
                                                        ---------     ---------     ---------
        Total Current Assets                               2,395         2,395         2,395

     Total Assets                                         $2,395        $2,395        $2,395
                                                        =========     =========     =========


LIABILITIES & STOCKHOLDERS' EQUITY
------------------------------------------

Not Subject to Compromise:

        Total Not Subject to Compromise                       $0            $0            $0

Subject to Compromise:

        Total Subject to Compromise                            0             0             0

Stockholders' Deficit                                      2,395         2,395         2,395
                                                        ---------     ---------     ---------

        Total Liabilities and Stockholders' Equity        $2,395        $2,395        $2,395
                                                        ---------     ---------     ---------

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                          STATEMENT OF AGED RECEIVABLES
                           For the month of April 1997


Debtor Name:            Deutsche-Fruehauf Holding Corporation

Case Number:            96-1570 (PJW)

--------------------------------------------------------------------------------

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                           STATEMENT OF AGED PAYABLES
                           For the month of April 1997


Debtor Name:            Deutsche-Fruehauf Holding Corporation

Case Number:            96-1570 (PJW)

--------------------------------------------------------------------------------

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
                           For the month of April 1997


Debtor Name:            Deutsche-Fruehauf Holding Corporation

Case Number:            96-1570 (PJW)

--------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES

See Tax Receipts.



PAYMENTS TO INSIDERS

None.



PAYMENTS TO PROFESSIONALS

None.



ADEQUATE PROTECTION PAYMENTS

None.



INSURANCE

Not Applicable.



PERSONNEL

Deutsche-Fruehauf Holding Corporation had no employees at the beginning and end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                  TAX RECEIPTS
                           For the month of April 1997


Debtor Name:            Deutsche-Fruehauf Holding Corporation

Case Number:            96-1570 (PJW)

--------------------------------------------------------------------------------

Not applicable.

                     OFFICE OF THE U.S. TRUSTEE - REGION 3
                 OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
                           For the month of April 1997


Debtor Name:            Deutsche-Fruehauf Holding Corporation

Case Number:            96-1570 (PJW)

------------------------------------------------------------------------------

QUESTIONAIRE                                                                    YES       NO
------------                                                                    ---       --
1.   Have any assets been sold or transferred outside the normal course of                X
business this reporting period?

2.   Have any funds been disbursed from any account other than a debtor in                X
possession account?

3.   Are any postpetition receivables (accounts, notes or loans) due from                 X
related parties?

4.   Have any payments been made on prepetition liabilities this reporting                X
period?

5.   Have any postpetition loans been received by the debtor from any party?              X

6.   Are any postpetition payroll taxes due?                                              X

7.   Are any postpetition state or federal income taxes past due?                         X

8.   Are any postpetition real estate taxes due?                                          X

9.   Are any other postpetition taxes due?                                                X

10.  Are any amounts owed to postpetition creditors past due?                             X

11.  Have any prepetition taxes been paid during the reporting period?                    X

12.  Are any wage payments past due?                                                      X

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                           For the month of April 1997



Debtor Name:            MJ Holdings Inc.

Case Number:            96-1571 (PJW)

--------------------------------------------------------------------------------


        Explanation                            Document    Previously    Explanation
    Required Documents                         Attached     Submitted      Attached
    ------------------                         --------     ---------      --------

Condensed Statement of Operations                 X

Condensed Balance Sheet                           X

Statement of Cash Receipts and Disbursements      X

Statement of Aged Receivables                     X

Statement of Aged Payables                        X

Statement of Operations, Taxes, Insurance and     X
Personnel

Tax Receipts                                      X

Other Documentation as required by the Trustee    X


The undersigned individual certifies under penalty of perjury (28 U.S.C. section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.



By: /s/ James Wong                        Date: 6-11-97
    ---------------------------------           --------------------------
    James Wong
    Chief Financial Officer

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                        CONDENSED STATEMENT OF OPERATIONS
                           For the month of April 1997



Debtor Name:            MJ Holdings Inc.

Case Number:            96-1571 (PJW)

--------------------------------------------------------------------------------

MJ Holdings Inc. was inoperative during the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED BALANCE SHEET
                           For the month of April 1997


Debtor Name:            MJ Holdings Inc.

Case Number:            96-1571 (PJW)

--------------------------------------------------------------------------------

MJ Holdings Inc. had no assets or liabilities at the beginning and end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                           For the month of April 1997


Debtor Name:            MJ Holdings Inc.

Case Number:            96-1571 (PJW)

--------------------------------------------------------------------------------

CASH RECEIPTS

None.



CASH DISBURSEMENTS

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                          STATEMENT OF AGED RECEIVABLES
                           For the month of April 1997


Debtor Name:            MJ Holdings Inc.

Case Number:            96-1571 (PJW)

--------------------------------------------------------------------------------


None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                           STATEMENT OF AGED PAYABLES
                           For the month of April 1997


Debtor Name:            MJ Holdings Inc.

Case Number:            96-1571 (PJW)

--------------------------------------------------------------------------------

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
                           For the month of April 1997


Debtor Name:            MJ Holdings Inc.

Case Number:            96-1571 (PJW)

--------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES

See Tax Receipts.



PAYMENTS TO INSIDERS

None.



PAYMENTS TO PROFESSIONALS

None.



ADEQUATE PROTECTION PAYMENTS

None.



INSURANCE

Not Applicable.



PERSONNEL

MJ Holdings Inc. had no employees at the beginning and end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                  TAX RECEIPTS
                           For the month of April 1997


Debtor Name:            MJ Holdings Inc.

Case Number:            96-1571 (PJW)

--------------------------------------------------------------------------------


Not applicable.

                     OFFICE OF THE U.S. TRUSTEE - REGION 3
                OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
                           For the month of April 1997


Debtor Name:            MJ Holdings Inc.

Case Number:            96-1571 (PJW)

-------------------------------------------------------------------------------

QUESTIONAIRE                                                                    YES       NO
------------                                                                    ---       --
1.   Have any assets been sold or transferred outside the normal course of                X
business this reporting period?

2.   Have any funds been disbursed from any account other than a debtor in                X
possession account?

3.   Are any postpetition receivables (accounts, notes or loans) due from                 X(1)
related parties?

4.   Have any payments been made on prepetition liabilities this reporting                X
period?

5.   Have any postpetition loans been received by the debtor from any party?              X

6.   Are any postpetition payroll taxes due?                                              X

7.   Are any postpetition state or federal income taxes past due?                         X

8.   Are any postpetition real estate taxes due?                                          X

9.   Are any other postpetition taxes due?                                                X

10.  Are any amounts owed to postpetition creditors past due?                             X

11.  Have any prepetition taxes been paid during the reporting period?                    X

12.  Are any wage payments past due?                                                      X

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED BALANCE SHEET
                           For the month of April 1997


Debtor Name:            Fruehauf International Limited

Case Number:            96-1568 (PJW)

--------------------------------------------------------------------------------

FGR, Inc. had no assets or liabilities at the beginning and end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                           For the month of April 1997


Debtor Name:            FGR, Inc.

Case Number:            96-1568 (PJW)

--------------------------------------------------------------------------------

CASH RECEIPTS

None.



CASH DISBURSEMENTS

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                          STATEMENT OF AGED RECEIVABLES
                           For the month of April 1997


Debtor Name:            FGR, Inc.

Case Number:            96-1568 (PJW)

--------------------------------------------------------------------------------

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                           STATEMENT OF AGED PAYABLES
                           For the month of April 1997


Debtor Name:            FGR, Inc.

Case Number:            96-1568 (PJW)

--------------------------------------------------------------------------------

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
                           For the month of April 1997


Debtor Name:            FGR, Inc.

Case Number:            96-1568 (PJW)

--------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES

See Tax Receipts.



PAYMENTS TO INSIDERS

None.



PAYMENTS TO PROFESSIONALS

None.



ADEQUATE PROTECTION PAYMENTS

None.



INSURANCE

Not Applicable.



PERSONNEL

FGR, Inc. had no employees at the beginning and end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                  TAX RECEIPTS
                           For the month of April 1997


Debtor Name:            FGR, Inc.

Case Number:            96-1568 (PJW)

--------------------------------------------------------------------------------

Not applicable.

                     OFFICE OF THE U.S. TRUSTEE - REGION 3
                OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
                           For the month of April 1997


Debtor Name:            FGR, Inc.

Case Number:            96-1568 (PJW)

------------------------------------------------------------------------------

QUESTIONAIRE                                                                    YES       NO
------------                                                                    ---       --
1.   Have any assets been sold or transferred outside the normal course of                X
business this reporting period?

2.   Have any funds been disbursed from any account other than a debtor in                X
possession account?

3.   Are any postpetition receivables (accounts, notes or loans) due from                 X(1)
related parties?

4.   Have any payments been made on prepetition liabilities this reporting                X
period?

5.   Have any postpetition loans been received by the debtor from any party?              X

6.   Are any postpetition payroll taxes due?                                              X

7.   Are any postpetition state or federal income taxes past due?                         X

8.   Are any postpetition real estate taxes due?                                          X

9.   Are any other postpetition taxes due?                                                X

10.  Are any amounts owed to postpetition creditors past due?                             X

11.  Have any prepetition taxes been paid during the reporting period?                    X

12.  Are any wage payments past due?                                                      X

FRUEHAUF INTERNATIONAL LIMITED
BALANCE SHEET
(In thousands)
(Unaudited)


                ASSETS                                   4/30/97       3/31/97       2/28/97
------------------------------------------              ---------     ---------     ---------
Current Assets
     Cash                                                     $0            $0            $0
     Intercompany Accounts Receivable                     23,116        23,116        23,116
     Trade Accounts Receivable                             1,476         1,476         1,476
     Other Current Assets                                      0             0             0
                                                        ---------     ---------     ---------
        Total Current Assets                              24,592        24,592        24,592

Restricted Cash                                              299           299           299
Other Assents and Deferred Charges                          (260)         (260)         (260)
Investment in Fruehauf Corporation                        18,783        18,783        18,783
Investment in Deustche-Fruehauf Holding                    2,395         2,395         2,395
Investment in Fruehauf Mexico                             (2,326)       (2,256)       (2,099)
                                                        ---------     ---------     ---------

     Total Assets                                        $43,483       $43,553       $43,710
                                                        =========     =========     =========

    LIABILITIES & STOCKHOLDERS' DEFICIT
------------------------------------------


Not Subject to Compromise:

     Intercompany Accounts Payable                            $0            $0            $0
     Other liabilities                                         0             0             0
                                                        ---------     ---------     ---------
        Total Not Subject to Compromise                        0             0             0

Subject to Compromise:

     Other liabilities                                       110           110           110
                                                        ---------     ---------     ---------
        Total Subject to Compromise                          110           110           110

Stockholders' Deficit                                     43,373        43,443        43,600
                                                        ---------     ---------     ---------

     Total Liabilities and Stockholders' Deficit          43,483        43,553        43,710
                                                        =========     =========     =========

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                           For the month of April 1997


Debtor Name:            Fruehauf International Limited

Case Number:            96-1566 (PJW)

--------------------------------------------------------------------------------

CASH RECEIPTS

None.



CASH DISBURSEMENTS

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                          STATEMENT OF AGED RECEIVABLES
                           For the month of April 1997


Debtor Name:            Fruehauf International Limited

Case Number:            96-1566 (PJW)

--------------------------------------------------------------------------------

Fruehauf International Limited has no trade receivables. Fruehauf International Limited accounts receivable at the end of the reporting period consists solely of royalty receivable amounts due from Fruehauf de Mexico S.A. de C.V.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                           STATEMENT OF AGED PAYABLES
                           For the month of April 1997


Debtor Name:            Fruehauf International Limited

Case Number:            96-1566 (PJW)

--------------------------------------------------------------------------------

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
                           For the month of April 1997


Debtor Name:            Fruehauf International Limited

Case Number:            96-1566 (PJW)

--------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES

See Tax Receipts.


PAYMENTS TO INSIDERS

None.


PAYMENTS TO PROFESSIONALS

None.


ADEQUATE PROTECTION PAYMENTS

None.


INSURANCE

Not Applicable.


PERSONNEL

Fruehauf International Limited had no employees at the beginning and end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                  TAX RECEIPTS
                           For the month of April 1997


Debtor Name:            Fruehauf International Limited

Case Number:            96-1566 (PJW)

--------------------------------------------------------------------------------

None.

                     OFFICE OF THE U.S. TRUSTEE - REGION 3
                OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
                           For the month of April 1997


Debtor Name:            Fruehauf International Limited

Case Number:            96-1566 (PJW)

-------------------------------------------------------------------------------

QUESTIONNAIRE                                                                   YES       NO
-------------                                                                   ---       --
1.   Have any assets been sold or transferred outside the normal course of                X
business this reporting period?

2.   Have any funds been disbursed from any account other than a debtor in                X
possession account?

3.   Are any postpetition receivables (accounts, notes or loans) due from                 X
related parties?

4.   Have any payments been made on prepetition liabilities this reporting                X
period?

5.   Have any postpetition loans been received by the debtor from any party?              X

6.   Are any postpetition payroll taxes due?                                              X

7.   Are any postpetition state or federal income taxes past due?                         X

8.   Are any postpetition real estate taxes due?                                          X

9.   Are any other postpetition taxes due?                                                X

10.  Are any amounts owed to postpetition creditors past due?                             X

11.  Have any prepetition taxes been paid during the reporting period?                    X

12.  Are any wage payments past due?                                                      X

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                           For the month of April 1997


Debtor Name:            Fruehauf Corporation

Case Number:            96-1567 (PJW)

--------------------------------------------------------------------------------


        Explanation                            Document    Previously    Explanation
    Required Documents                         Attached     Submitted      Attached
    ------------------                         --------     ---------      --------

Condensed Statement of Operations                 X

Condensed Balance Sheet                           X

Statement of Cash Receipts and Disbursements      X

Statement of Aged Receivables                     X

Statement of Aged Payables                        X

Statement of Operations, Taxes, Insurance and     X
Personnel

Tax Receipts                                      X

Other Documentation as required by the Trustee    X


The undersigned individual certifies under penalty of perjury (28 U.S.C. section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.



By: /s/ James Wong                        Date: 6-11-97
    ---------------------------------           --------------------------
    James Wong
    Chief Financial Officer

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                        CONDENSED STATEMENT OF OPERATIONS
                           For the month of April 1997


Debtor Name:            Fruehauf Corporation

Case Number:            96-1567 (PJW)

--------------------------------------------------------------------------------

Fruehauf Corporation was inoperative during the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED BALANCE SHEET
                           For the month of April 1997


Debtor Name:            Fruehauf Corporation

Case Number:            96-1567 (PJW)

--------------------------------------------------------------------------------

See balance sheet attached.

FRUEHAUF CORPORATION
BALANCE SHEET
(In thousands)
(Unaudited)


                ASSETS                                   4/30/97       3/31/97       2/28/97
------------------------------------------              ---------     ---------     ---------
Current Assets
     Cash                                                $     3       $     3       $     3
     Intercompany Accounts Receivable                     18,636        18,636        18,636
                                                        ---------     ---------     ---------
        Total Current Assets                              18,639        18,639        18,639

Restricted Cash                                              144           144           144
                                                        ---------     ---------     ---------

     Total Assets                                        $18,783       $18,783       $18,783
                                                        =========     =========     =========

    LIABILITIES & STOCKHOLDERS' DEFICIT
------------------------------------------


Not Subject to Compromise:

     Other liabilities                                   $     0       $     0       $     0
                                                        ---------     ---------     ---------
        Total Not Subject to Compromise                        0             0             0

Subject to Compromise:

     Other liabilities                                         0             0             0
                                                        ---------     ---------     ---------
        Total Subject to Compromise                            0             0             0

Stockholders' Deficit                                     18,783        18,783        18,783
                                                        ---------     ---------     ---------

        Total Liabilities and Stockholders' Equity       $18,783       $18,783       $18,783
                                                        =========     =========     =========

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                           For the month of April 1997


Debtor Name:            Fruehauf Corporation

Case Number:            96-1567 (PJW)

--------------------------------------------------------------------------------

CASH RECEIPTS

None.



CASH DISBURSEMENTS

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                          STATEMENT OF AGED RECEIVABLES
                           For the month of April 1997


Debtor Name:            Fruehauf Corporation

Case Number:            96-1567 (PJW)

--------------------------------------------------------------------------------

Fruehauf Corporation has no trade receivables. Fruehauf Corporation's only receivable is an intercompany receivable from Fruehauf Trailer Corporation.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                           STATEMENT OF AGED PAYABLES
                           For the month of April 1997


Debtor Name:            Fruehauf Corporation

Case Number:            96-1567 (PJW)

--------------------------------------------------------------------------------

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
                           For the month of April 1997


Debtor Name:            Fruehauf Corporation

Case Number:            96-1567 (PJW)

--------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES

See Tax Receipts.



PAYMENTS TO INSIDERS

None.



PAYMENTS TO PROFESSIONALS

None.



ADEQUATE PROTECTION PAYMENTS

None.



INSURANCE

Not Applicable.



PERSONNEL

Fruehauf Corporation had no employees at the beginning and end of the reporting period.

                     OFFICE OF THE U.S. TRUSTEE - REGION 3
                 OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
                           For the month of April 1997


Debtor Name:            Fruehauf Corporation

Case Number:            96-1567 (PJW)

--------------------------------------------------------------------------------

QUESTIONAIRE                                                                    YES       NO
------------                                                                    ---       --
1.   Have any assets been sold or transferred outside the normal course of                X
business this reporting period?

2.   Have any funds been disbursed from any account other than a debtor in                X
possession account?

3.   Are any postpetition receivables (accounts, notes or loans) due from                 X
related parties?

4.   Have any payments been made on prepetition liabilities this reporting                X
period?

5.   Have any postpetition loans been received by the debtor from any party?              X

6.   Are any postpetition payroll taxes due?                                              X

7.   Are any postpetition state or federal income taxes past due?                         X

8.   Are any postpetition real estate taxes due?                                          X

9.   Are any other postpetition taxes due?                                                X

10.  Are any amounts owed to postpetition creditors past due?                             X

11.  Have any prepetition taxes been paid during the reporting period?                    X

12.  Are any wage payments past due?                                                      X

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                        CONDENSED STATEMENT OF OPERATIONS
                           For the month of April 1997


Debtor Name:            FGR, Inc.

Case Number:            96-1568 (PJW)

--------------------------------------------------------------------------------

FGR, Inc. was inoperative during the resporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                           For the month of April 1997


Debtor Name:            FGR, Inc.

Case Number:            96-1568 (PJW)

--------------------------------------------------------------------------------

        Explanation                            Document    Previously    Explanation
    Required Documents                         Attached     Submitted      Attached
    ------------------                         --------     ---------      --------

Condensed Statement of Operations                 X

Condensed Balance Sheet                           X

Statement of Cash Receipts and Disbursements      X

Statement of Aged Receivables                     X

Statement of Aged Payables                        X

Statement of Operations, Taxes, Insurance and     X
Personnel

Tax Receipts                                      X

Other Documentation as required by the Trustee    X


The undersigned individual certifies under penalty of perjury (28 U.S.C. section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.



By: /s/ James Wong                        Date: 6-11-97
    ---------------------------------           --------------------------
    James Wong
    Chief Financial Officer

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                           For the month of April 1997


Debtor Name:            The Mercer Co.

Case Number:            96-1569 (PJW)

--------------------------------------------------------------------------------


        Explanation                            Document    Previously    Explanation
    Required Documents                         Attached     Submitted      Attached
    ------------------                         --------     ---------      --------

Condensed Statement of Operations                 X

Condensed Balance Sheet                           X

Statement of Cash Receipts and Disbursements      X

Statement of Aged Receivables                     X

Statement of Aged Payables                        X

Statement of Operations, Taxes, Insurance and     X
Personnel

Tax Receipts                                      X

Other Documentation as required by the Trustee    X


The undersigned individual certifies under penalty of perjury (28 U.S.C. section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.



By: /s/ James Wong                        Date: 6-11-97
    ---------------------------------           --------------------------
    James Wong
    Chief Financial Officer

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                        CONDENSED STATEMENT OF OPERATIONS
                           For the month of April 1997


Debtor Name:            FGR, Inc.

Case Number:            96-1568 (PJW)

--------------------------------------------------------------------------------

FGR, Inc. was inoperative during the resporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED BALANCE SHEET
                           For the month of April 1997


Debtor Name:            Fruehauf International Limited

Case Number:            96-1568 (PJW)

--------------------------------------------------------------------------------

FGR, Inc. had no assets or liabilities at the beginning and end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                           For the month of April 1997


Debtor Name:            FGR, Inc.

Case Number:            96-1568 (PJW)

--------------------------------------------------------------------------------

CASH RECEIPTS

None.



CASH DISBURSEMENTS

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                          STATEMENT OF AGED RECEIVABLES
                           For the month of April 1997


Debtor Name:            FGR, Inc.

Case Number:            96-1568 (PJW)

--------------------------------------------------------------------------------

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                           STATEMENT OF AGED PAYABLES
                           For the month of April 1997


Debtor Name:            FGR, Inc.

Case Number:            96-1568 (PJW)

--------------------------------------------------------------------------------

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
                           For the month of April 1997


Debtor Name:            FGR, Inc.

Case Number:            96-1568 (PJW)

--------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES

See Tax Receipts.



PAYMENTS TO INSIDERS

None.



PAYMENTS TO PROFESSIONALS

None.



ADEQUATE PROTECTION PAYMENTS

None.



INSURANCE

Not Applicable.



PERSONNEL

FGR, Inc. had no employees at the beginning and end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                  TAX RECEIPTS
                           For the month of April 1997


Debtor Name:            FGR, Inc.

Case Number:            96-1568 (PJW)

--------------------------------------------------------------------------------

Not applicable.

                     OFFICE OF THE U.S. TRUSTEE - REGION 3
                OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
                           For the month of April 1997


Debtor Name:            FGR, Inc.

Case Number:            96-1568 (PJW)

------------------------------------------------------------------------------

QUESTIONAIRE                                                                    YES       NO
------------                                                                    ---       --
1.   Have any assets been sold or transferred outside the normal course of                X
business this reporting period?

2.   Have any funds been disbursed from any account other than a debtor in                X
possession account?

3.   Are any postpetition receivables (accounts, notes or loans) due from                 X(1)
related parties?

4.   Have any payments been made on prepetition liabilities this reporting                X
period?

5.   Have any postpetition loans been received by the debtor from any party?              X

6.   Are any postpetition payroll taxes due?                                              X

7.   Are any postpetition state or federal income taxes past due?                         X

8.   Are any postpetition real estate taxes due?                                          X

9.   Are any other postpetition taxes due?                                                X

10.  Are any amounts owed to postpetition creditors past due?                             X

11.  Have any prepetition taxes been paid during the reporting period?                    X

12.  Are any wage payments past due?                                                      X